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                                                                    EXHIBIT 10.5
                                                                    ------------



                              FIRST AMENDMENT TO

                             TAX SHARING AGREEMENT

                                 by and among

                                  AT&T CORP.,

                          LIBERTY MEDIA CORPORATION,
               for itself and each member of the Liberty Group,

                          TELE-COMMUNICATIONS, INC.,

                          LIBERTY VENTURES GROUP LLC,

                           LIBERTY MEDIA GROUP LLC,

                               TCI STARZ, INC.,

                             TCI CT HOLDINGS, INC,

                                      and

           each Covered Entity listed on the signature pages hereof,



                           dated as of May 28, 1999
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          This First Amendment, dated as of May 28, 1999 (this "First
Amendment"), to the Tax Sharing Agreement, dated as of March 9, 1999 (the "Agreement"), is entered into by and among AT&T Corp., a New York corporation ("AT&T"), Liberty Media Corporation, a Delaware corporation ("Liberty"), for itself and on behalf of each member of the Liberty Group, Tele-Communications, Inc., a Delaware corporation, Liberty Ventures Group LLC, a Delaware limited liability company, Liberty Media Group LLC, a Delaware limited liability company, TCI Starz, Inc., a Colorado corporation, TCI CT Holdings, Inc., a Delaware corporation, each Covered Entity listed on the signature pages hereof, and each entity which becomes a party to the Agreement pursuant to Section 23 thereto. Unless otherwise stated herein, capitalized terms used in this First Amendment shall have the meaning ascribed to such terms in the Agreement.

          WHEREAS, the parties have entered into the Agreement which governs the sharing, allocation and reimbursement of federal, state, local and foreign taxes by the members of the Common Stock Group and the Liberty Group; and

          WHEREAS, AT&T intends to acquire The Associated Group, Inc., a Delaware corporation ("AGI"), in a transaction qualifying as a tax-free reorganization under Section 368(a) of the Code (the "AGI Acquisition") pursuant to an Agreement and Plan of Merger dated as of May 28, 1999 (the "AGI Merger Agreement") for and on behalf of the Liberty Group; and

          WHEREAS, certain members of the Liberty Media Group are negotiating a form of letter (in the form approved in writing by AT&T, the "Telewest Letter") to Microsoft Corporation ("Microsoft") relating to the interest currently held by MediaOne Group, Inc. in Telewest that calls for the negotiation, execution and delivery of certain agreements, instruments and other documents that give effect to the arrangements described therein (collectively, and including the obligations to which Microsoft would succeed pursuant to the second paragraph of the Telewest Letter, but in each case only to the extent approved in writing by AT&T, the "Microsoft/Telewest Arrangements"); and

          WHEREAS, the parties intend that any Tax Items arising from or relating to the AGI Acquisition, including any Tax Items of AGI or any of its direct or indirect assets or subsidiaries, shall be considered Tax Items attributable to the Liberty Group except to the extent set forth herein; and

          WHEREAS, the parties intend that any Tax Items arising from or relating to the Microsoft/Telewest Arrangements shall be considered Tax Items attributable to the Common Stock Group except to the extent set forth herein; and

          WHEREAS, the parties now wish to amend the Agreement in certain respects to clarify the intent of the parties with respect to the sharing, allocation and reimbursement of federal, state, local and foreign taxes by the members of the Common Stock Group and the Liberty Group and to make such other amendments, as provided herein;

          NOW, THEREFORE, the parties hereby agree as follows:

          1. The Agreement is amended by inserting in Section 1(z) the words ", as amended" after the words "as of the date hereof" and before the period.

          2.   The Agreement is amended by deleting the first sentence of
Section 3(d)(i) and adding in lieu thereof the following:

     "Any Tax Item arising from or relating to (A) TCI Wireless Holdings Inc. or any of its direct or indirect assets or subsidiaries, (B) the disposition of certain assets in exchange for stock of GI or the subsequent disposition of such stock, (C) except as provided below in this Section 3(d)(i), the deemed, constructive or actual disposition (except for the Exhibit D DITS) of the shares or other interests in any Liberty Group Legal Entity, or measured by reference to the difference between the value of such shares or interests and

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     the holder's basis therein, or (D) AGI, A-Group Merger Corp. ("AGI Merger
     Sub"), Cayman LLC (as defined in the AGI Merger Agreement), Delaware LLC (as defined in the AGI Merger Agreement), Teligent, Inc., TruePosition, Inc., or any of their respective direct or indirect subsidiaries or affiliates (or any predecessor or successor of any of the foregoing under applicable corporate, limited liability company, partnership or other organizational law) (the "AGI Entities"); the status of any member of the Common Stock Group as the successor under Code Section 381 (or comparable provision of state, local or foreign Tax law) to any of the AGI Entities; any direct or indirect asset, liability, business, investment or operation of any of the AGI Entities; any AT&T Common Stock or New Liberty Media Group Tracking Stock held at any time directly or indirectly by any of the AGI Entities; the amendments made as of the closing date of the merger of AGI Merger Sub into AGI (the "AGI Merger") to the Contribution Agreement and to the Limited Liability Company Agreement of Liberty Media Group LLC and the transactions contemplated by such amendments (and only such amendments); the AGI Acquisition, the AGI Merger Agreement, the AGI Merger, any Pre-Merger Restructuring Transaction (as defined in the AGI Merger Agreement), any Post-Merger Restructuring Transaction (as defined in the AGI Merger Agreement), the issuance of AT&T Common Stock or New Liberty Media Group Tracking Stock in the AGI Merger or any other transaction contemplated by the AGI Merger Agreement, the First Supplement to Inter-Group Agreement dated May 28, 1999 (the "First Supplement") (other than
     Section 1.5 and the preamble paragraph relating to the Telewest Letter thereof), this Clause D of this First Amendment, or the Voting Agreement dated May 28, 1999 by and among AT&T, Liberty, and certain stockholders of AGI (the "Voting Agreement"), or any other document to which the Company, Liberty or any of their respective Subsidiaries (as defined in the AGI Merger Agreement) or Affiliates (as defined in the AGI Merger Agreement) is a party that is referred to in the AGI Merger Agreement, the First Supplement (other than Section 1.5 and the preamble paragraph relating to the Telewest Letter thereof), this Clause D of this First Amendment and the Voting Agreement or executed in connection therewith (any of the foregoing Tax Items specified in this Clause D shall be referred to hereinafter as a "Clause D Tax Item"), shall be for the account of the Liberty Group (except to the extent otherwise provided in this Section 3(d)(i) with respect to any Clause D Tax Item), and Liberty shall pay AT&T any Tax (or any reduction in any Tax refund, credit or other benefit) attributable thereto. Notwithstanding anything in the preceding sentence to the contrary, any Clause D Tax Item shall be for the account of AT&T if, and to the extent that, such Clause D Tax Item arises directly from and would not have arisen but for (i) any inaccuracy in any of the representations by AT&T or AGI Merger Sub in the Officer's Certificate dated as of the closing date of the AGI Merger delivered by AT&T and AGI Merger Sub in connection with the opinions to be delivered pursuant to Section 8.2(j), 8.3(h) and 8.4(h) of the AGI Merger Agreement, (ii) any breach by AT&T or AGI Merger Sub of any of their representations or covenants in Sections 3.6, 3.7, 3.11, 3.12, 3.13, 3.14, 5.4, 5.5, 7.7, 7.13, and 7.15 of the AGI Merger Agreement or
     (iii) any breach by AT&T of any representation or covenant in the Inter-Group Agreement (except in the case of clauses (i), (ii) and (iii), to the extent arising out of or relating to actions taken by AT&T at the request of Liberty as contemplated by Section 1.2(e) of the First Supplement or otherwise in writing), and AT&T shall pay to the applicable Governmental Authority or to Liberty any Tax, and shall pay to Liberty any reduction in any Tax refund, credit or other benefit that is for the account of Liberty hereunder, attributable thereto. Any Tax Item arising from or relating to the execution and delivery of, or the performance of the obligations of the Liberty Media Group (as defined in the Parent Charter) under, the Telewest Letter, the Microsoft/Telewest Arrangements, or any other transaction contemplated thereby or by Section 1.5 of the First Supplement, this sentence of this First Amendment, or any other document referred to in
     Section 1.5 of the First Supplement or this sentence of this First Amendment (any of the foregoing Tax Items specified in this sentence shall be referred to hereinafter as a "Telewest Tax Item"), shall be for the account of the Common Stock Group (except to the extent otherwise provided in this Section 3(d)(i) with respect to any Telewest Tax Item), and AT&T shall pay to the applicable Governmental Authority or to Liberty any Tax, and shall pay to Liberty any reduction in any Tax refund, credit or other benefit that is for the account of Liberty hereunder, attributable thereto. Notwithstanding anything in the preceding sentence to the contrary, any Telewest Tax Item shall be for the account of Liberty if, and to the extent that, such Telewest Tax Item arises directly from and would not have arisen but for (i) any breach by Liberty or any member of the Liberty Media Group (as defined in the Inter-Group Agreement) of any of its representations or covenants

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     in the Telewest Letter or the Microsoft/Telewest Arrangements or (ii) any
     breach by Liberty of any representation or covenant in the Inter-Group Agreement (except in the case of clauses (i) and (ii), to the extent arising out of or relating to actions taken by Liberty at the express written request of AT&T), and Liberty shall pay AT&T any Tax (or any reduction in any Tax refund, credit or other benefit that is for the account of AT&T hereunder) attributable thereto."

          3. The Agreement is amended by inserting in Section 3(d)(ii) the words ", as amended," after the words "dated February 11, 1999" and before the words "among AT&T, TCI and Liberty."

          4. The Agreement is amended by deleting Section 9(b) and adding in lieu thereof a new sentence as follows:

     "From and after the Closing Date, Liberty shall have the right to control in all respects all Tax Proceedings with respect to (I) any member of the TCI Affiliated Group with respect to any Pre-Closing Taxable Period or (II) AGI for any taxable period ending on or prior to the date of the closing of the AGI Merger or any Subsidiary of AGI during any such period for such period; provided, however, that (i) AT&T shall be entitled to participate in any such Tax Proceeding at its expense, (ii) Liberty shall keep AT&T updated and informed and shall consult with AT&T with respect to any contested Tax Item, (iii) Liberty shall act in good faith with a view to the merits in connection with the Tax Proceeding and (iv) any proposed settlement shall require the consent of AT&T, which consent shall not be unreasonably withheld."

          5. Except as otherwise expressly provided herein, the Agreement shall continue in full force and effect without modification.

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          IN WITNESS WHEREOF, each of the parties has caused this First
Amendment to be executed by its respective duly authorized officer as of the date first set forth above.


                                  AT&T CORP.


                                  By:________________________________________
                                  Name:
                                  Title:



                                  LIBERTY MEDIA CORPORATION, for
                                  itself and for each member of the Liberty
                                  Group


                                  By:________________________________________
                                  Name:
                                  Title:

                                       5
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Each of the Covered Entities listed below on this page hereby executes this
First Amendment as a member of the Liberty Group to acknowledge that such Person is bound by this First Amendment as a member of the Liberty Group:


                                  TCI WIRELESS HOLDINGS, INC.



                                  By:________________________________________
                                  Name:
                                  Title:


                                  TCIP, INC.



                                  By:________________________________________
                                  Name:
                                  Title:


                                  TCI INTERACTIVE, INC.




                                  By:________________________________________
                                  Name:
                                  Title:



                                  SILVER SPUR LAND AND CATTLE CO.



                                  By:________________________________________
                                  Name:
                                  Title:

                                       6
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                                  TELE-COMMUNICATIONS, INC.



                                  By:________________________________________
                                  Name:
                                  Title:


                                  LIBERTY VENTURES GROUP LLC



                                  By:________________________________________
                                  Name:
                                  Title:


                                  LIBERTY MEDIA GROUP LLC



                                  By:________________________________________
                                  Name:
                                  Title:


                                  TCI STARZ, INC.



                                  By:________________________________________
                                  Name:
                                  Title:


                                  TCI CT HOLDINGS, INC.



                                  By:________________________________________
                                  Name:
                                  Title:


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